UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 28, 2004



                            American Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)



           Nevada                        0-31547                 88-0451554
           ------                        -------                 ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)




                  1050 17th Street, Suite 1850 Denver, CO 80265
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 991-0173
                                                            --------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 3.02.  Unregistered Sales of Equity Securities.
            ----------------------------------------

On September 28, 2004, the Company completed the private placement of an aggregate of 3,000,000 shares of common stock, $.001 par value, at a price of $1.50 per share. The cash offering resulted in $4,500,000 in gross proceeds and approximately $4,400,000 in net proceeds to the Company after deducting placement related costs.

The private placement was made pursuant to exemptions from registration under the Securities Act of 1933, including Sections 3(b) and 4(2), as well as Rule 506 of Regulation D under the Securities Act of 1933. The shares were issued to six institutional accredited investors and the offering did not involve a general solicitation.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c) Exhibits.

Exhibit
Number            Exhibit Title
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99.1     Press release dated September 28, 2004.









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 28, 2004                 AMERICAN OIL & GAS, INC.



                                  By: /s/ Andrew Calerich
                                        ---------------------------------------
                                          Andrew Calerich,
                                          President and Chief Financial Officer


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